UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2023

Savmobi Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-206804	47-3240707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building B8, China Zhigu, Yinhu Street, Fuyang District

Hangzhou, Zhejiang, China

(Address of principal executive offices (zip code))

+86 57187197085

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.06 Change in Shell Company Status

On December 15, 2022, Savmobi Technology, Inc. (“SVMB,” or the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Intellegence Parking Group Limited (“Intellegence”), a Cayman Island company formed on June 29, 2022, Chen Xinxin (“Xinxin”), the officer and director, and control shareholder of Intelligence and the shareholders of Intelligence (the “Shareholders”), which closed on January 5, 2023. Under the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of Intellegence was exchanged for 1,000,000,000 shares of common stock of SVMB issued to the Shareholders, in accordance with the Share Exchange Agreement.

On January 5, 2023, we acquired all the issued and outstanding shares of Intellegence pursuant to the Share Exchange Agreement and Intellegence became our wholly owned subsidiary. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Intellegence is considered the acquirer for accounting and financial reporting purposes. Immediately after completion of such share exchange, the Company will held a total of 200,000,000 issued and outstanding shares of Intellegence. Zhang Guowei is the sole director of Intellegence Parking Group Limited.

Consequently, the Company has ceased to fall under the definition of shell company as define in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”) and Intellegence is now a wholly owned subsidiary.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Share Exchange Agreement (incorporated by reference to our Current Report on Form 8-K filed on December 16, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Savmobi Technology, Inc.

Date: March 23, 2023	By:	/s/ Guowei Zhang
Guowei Zhang, Chief Executive Officer